UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2020

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(441) 279-8400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares, par value $0.001 per share	ATH	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a
6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a
5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B	ATHPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 2, 2020, Athene Holding Ltd. (the “Company”) held its annual general meeting (the “AGM”) of holders of Class A common shares (the “Shareholders”). The following proposals were submitted to the Shareholders at the AGM:

1.	The election of directors to serve as Class II directors of the Company

2.	The appointment of the Company's independent auditor PricewaterhouseCoopers LLP ("PwC")

3.	The referral of the remuneration of PwC to the audit committee of the board of directors

4.	The non-binding advisory vote to approve the compensation paid to the Company’s named executive officers

Each of the foregoing proposals are described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 21, 2020.

The Company's Class A common shares collectively represent 100% of the total votes attributable to all shares of the Company issued and outstanding, and subject to certain voting restrictions and adjustments set forth in the Company's bye-laws, each Class A common share is entitled to one vote.

The Shareholders voted as follows on the matters presented for a vote.

1.	The nominees for election to the board of directors of the Company were elected, for the terms specified, based upon the following votes:

Nominee	Term	For	Against	Abstain	Broker Non-Votes
Scott Kleinman	2023 AGM	148,992,947.54	8,561,440	74,408	7,098,664
Lawrence Ruisi	2023 AGM	153,279,477.54	4,336,318	13,000	7,098,664
Hope Taitz	2023 AGM	149,062,304.54	8,553,398	13,093	7,098,664
Arthur Wrubel	2023 AGM	125,243,008.54	32,290,848	94,939	7,098,664
Fehmi Zeko	2023 AGM	126,874,743.54	30,679,552	74,500	7,098,664

2.
The proposal to ratify the appointment of PwC, an independent registered public accounting firm, as the Company’s independent auditor to serve until the close of the Company’s next annual general meeting in 2021, was approved based on the following votes:

Votes for approval: 164,702,497.54
Votes against: 5,457
Abstentions: 19,505

3.	The proposal to refer the remuneration of PwC to the audit committee of the board of directors of the Company was approved based on the following votes:

Votes for approval: 164,651,451.54
Votes against: 29,955
Abstentions: 46,053

4.	The proposal requesting a non-binding advisory vote on the compensation of the Company's named executive officers received the following votes:

Votes for approval: 154,314,550.54
Votes against: 3,205,747
Abstentions: 108,498
Broker non-votes: 7,098,664

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: June 3, 2020	/s/ John L. Golden
John L. Golden
Executive Vice President and General Counsel